UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2013

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-31305 (Commission File Number)	98-0607469 (IRS Employer Identification No.)

Shinfield Park, Reading, Berkshire RG2 9FW, United Kingdom (Address of Principal Executive Offices)	RG2 9FW (Zip Code)
Registrant’s telephone number, including area code: +44 118 913 1234
Not applicable (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described below under Item 5.07, on May 2, 2013, at the Annual General Meeting of Shareholders of Foster Wheeler AG (the “Company”), shareholders of the Company approved an amendment and restatement of the Foster Wheeler AG Omnibus Incentive Plan (the “Plan”) to increase the maximum number of shares that may be granted under the Plan by 3,400,000 shares. A description of the material terms of the Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2013 (the “Proxy Statement”), which description is incorporated herein by reference. The Plan is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2013, the Company held its Annual General Meeting of Shareholders at its offices in Baar, Switzerland.

For Proposal 1, each of the nominees for re-election as a director of the Company received the requisite number of votes for re-election. For Proposals 2 through 10 presented at the Annual General Meeting of Shareholders, each proposal was approved by the requisite number of votes of the Company's shareholders. The proposals are described in detail in the Proxy Statement.

The voting results for each Proposal at the Annual General Meeting were as follows:

					Broker
		For	Against	Abstentions	Non-Votes
1.	Re-Election of three directors, for terms expiring in 2016 (1)
a.	Steven J. Demetriou	66,751,379	4,895,032	212,840	11,505,667
b.	John M. Malcolm	59,842,747	11,930,027	86,477	11,505,667
c.	Stephanie S. Newby	66,665,139	4,966,395	227,717	11,505,667

2.	Re-election of PricewaterhouseCoopers AG, Switzerland as the Company’s independent auditor for 2013	82,353,381	886,318	125,219	0

3.	Appointment of BDO AG, Zurich, Switzerland as the Company’s special auditor for a three-year term	82,454,926	756,661	153,331	0

4	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013	82,338,747	902,951	123,220	0

5.	Advisory approval of executive compensation	65,610,482	3,885,469	2,363,300	11,505,667

6.	Approval of the Company’s 2012 Swiss Annual Report (including Consolidated Financial Statements and the Statutory Financial Statements of the Company for 2012)	80,104,429	318,735	2,941,754	0

7.	Grant discharge from liability to the Company’s directors and executive officers for 2012	76,849,761	2,849,859	3,665,298	0

8.	Approval of creation of new authorized capital in the amount of CHF 156,662,382 with an expiration date of May 1, 2015, to partially replace expiring authorized capital, and an associated amendment to the Company’s Articles of Association	72,317,335	2,727,380	8,320,203	0

9.	Approval of capital reduction through cancellation of 4,259,429 shares repurchased and an associated amendment to the Company’s Articles of Association to reduce the Company’s share capital in the amount of CHF 12,778,287	81,636,266	387,877	1,340,775	0

10.	Approval of the amendment and restatement of the Foster Wheeler AG Omnibus Incentive Plan to increase the maximum number of shares that may be granted under the Plan	60,640,868	10,778,234	440,149	11,505,667

(1) In addition, the following directors continued to serve after the meeting: Clayton C. Daley, Jr., Umberto della Sala, Edward G. Galante, J. Kent Masters, Roberto Quarta, Henri Philippe Reichstul and Maureen B. Tart-Bezer.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Foster Wheeler AG Omnibus Incentive Plan, Amended and Restated Effective as of May 2, 2013 (Included as Annex B to Foster Wheeler AG’s Definitive Proxy Statement filed on March 26, 2013 and incorporated herein by reference.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: May 6, 2013	By:	/s/ Michelle K. Davies
Michelle K. Davies
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Foster Wheeler AG Omnibus Incentive Plan, Amended and Restated Effective as of May 2, 2013 (Included as Annex B to Foster Wheeler AG’s Definitive Proxy Statement filed on March 26, 2013 and incorporated herein by reference.)